                                                                    EXHIBIT 10.9

               FOURTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT


         This Fourth Amended and Restated Shareholders Agreement (this "Agreement") is entered into and made to be effective as of August 27, 1999, by and among DPEC, Inc. an Ohio corporation (the "Company"), and each of the individuals executing counterparts of a signature page to this Agreement (individually, a "Shareholder" and, collectively, the "Shareholders").

                                   WITNESSETH


         WHEREAS, the parties to that certain Third Amended and Restated Shareholders Agreement dated September 15, 1998, desire to terminate that agreement and replace it with this Agreement;

         WHEREAS, the Shareholders and the Company desire to memorialize certain other agreements among themselves;

         WHEREAS, the Shareholders own common shares, without par value, of the Company (the "Shares");

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Agreement, the parties agree as follows:

                                    ARTICLE I

                       REVOCATION OF S CORPORATION STATUS

         1.01 TERMINATION AND REVOCATION OF S CORPORATION ELECTION. The parties acknowledge and agree to the termination and revocation of the election of the Company to be an S Corporation under the Internal Revenue Code of 1986, as amended, effective September 15, 1998.

                                   ARTICLE II

         RESTRICTIONS ON TRANSFER; RIGHTS OF SHAREHOLDERS OF THE COMPANY

         2.01 RESTRICTIONS ON TRANSFER. No Shareholder shall sell, assign, convey, give, pledge, hypothecate, dispose of, issue or otherwise transfer (collectively "Transfer"), whether such Transfer is inter vivos or testamentary, any Shares, or any interest therein (such as stock options), now owned or hereafter acquired by such Shareholder unless the entire consideration, if any, for such Transfer is cash, publicly-traded securities, promissory notes or a combination thereof and unless such Transfer is effected in accordance with the terms of this Article II. In addition, if such Shareholder is Carol, she must comply with the terms of Section 11 of the Series B Convertible Preferred Stock Purchase Agreement by and among River Cities Capital Fund II

Limited Partnership, JG Funding, LLC, Saunders Capital Group, LLC, Irving W. Bailey II, the Company and Carol dated of even date herewith.

         2.02     NOTICE AND PROCEDURES.

                  (a) Except as provided in Section 2.05 hereof, if a Shareholder has a bona fide intention to make a Transfer, whether such Transfer is inter vivos or testamentary, of any Shares, or any interest therein, now owned or hereafter acquired by such Shareholder (the "Transferring Shareholder") to a prospective purchaser, assignee, transferee or other recipient (a "Prospective Transferee"), the Transferring Shareholder shall give written notice to the Company of such intention to Transfer such Shares (the Shares subject to such proposed Transfer are hereinafter called the "Available Shares") at least 90 days prior to the anticipated closing date of the proposed Transfer (the "Notice"). The Notice shall be in affidavit form and shall set forth the name and address of the Transferring Shareholder, the number of Available Shares, the name and address of the Prospective Transferee, the terms and the consideration, if any, offered by the Prospective Transferee and the anticipated closing date of the Transfer.

                  (b) The Notice given to the Company pursuant to Section 2.02(a) hereof shall also include an offer to sell to the Company all, but not less than all, of the Available Shares (or the remaining portion thereof) at the same per Share price and on the same terms as are specified in the Notice (the "Offer to the Company"). The Offer to the Company shall be subject and subordinate to any Offer to Participate, as provided in Section 2.02(c) hereof, with respect to the Available Shares. If the Company wishes to accept the Offer to the Company, it must do so in a writing received by the Transferring Shareholder within 60 days after its receipt of the Offer to the Company, and such acceptance must be unconditional. The Company shall have 30 days after its acceptance of the Offer to the Company to complete the purchase. If the Company does not accept an Offer to the Company or complete the purchase in accordance with the terms specified in the Notice, the Company's rights under this Section 2.02(b) shall terminate with respect to such Offer to the Company.

                  (c) If (1) the Transferring Shareholder is a member of Carol's Family and (2) the effective date of the Transfer is prior to the Expiration Date, the Notice given to the Company pursuant to Section 2.02(a) hereof shall also be given to Fran's Family and shall include an offer to Fran's Family to participate Pro Rata in the Transfer at the same per Share price and on the same terms as are specified in the Notice (the "Offer to Participate"). If Fran's Family wishes to accept the Offer to Participate, Fran's Family must do so in a writing received by Carol and the Company within 30 days after their receipt of the Offer to Participate, and such acceptance shall be unconditional and shall specify the total number of Shares (up to the Pro Rata number) that Fran's Family will Transfer pursuant to the Offer to Participate. If Fran's Family does not accept an Offer to Participate as provided above or complete the Transfer in accordance with the terms specified in the Notice, their rights under this
Section 2.02(c) shall terminate with respect to such Offer to Participate.

         2.03 EFFECT OF TERMINATION OR WAIVER OF RIGHTS. If the rights of the Company and the other Shareholders with respect to Available Shares under the provisions of Section 2.02 hereof have terminated or been waived, the Transferring Shareholder shall have the right, for a period of

60 days after the last such termination or waiver, to make a bona fide Transfer of the Available Shares (or the remaining portion thereof) to the Prospective Transferee named in the Notice given pursuant to Section 2.02(a) hereof at the same per Share price and on the same terms specified in the Notice. If such Transfer of the Available Shares is not so made by such date, the Transfer shall again be subject to the requirements of Section 2.02 hereof

         2.04 DEATH OF A SHAREHOLDER. Except as otherwise provided in this
Section 2.04 and in Section 2.05 hereof, upon the death of a Shareholder, (a) all of the Shares held by the deceased Shareholder at the time of her death shall be deemed to be Available Shares, (b) the personal representative of the estate of the deceased Shareholder shall be deemed to be a Transferring Shareholder, (c) the Transferring Shareholder (or the Company on behalf of the Transferring Shareholder) shall give the Notice specified in Section 2.02(a) hereof and shall make the Offer to the Company or Offer to Participate as provided in Section 2.02(b) and (c) hereof, respectively, and (d) the rights and obligations of the parties with respect to such Available Shares shall be governed by the provisions of Section 2.02 and 2.03 hereof. Notwithstanding the foregoing, the price of the Available Shares purchased pursuant to this Section
2.04 shall be paid in cash and shall be an amount equal to the fair market value of the Available Shares. The fair market value of the Available Shares shall be mutually agreed upon by the Transferring Shareholder and the Company. If the Transferring Shareholder and the Company cannot agree upon the fair market value of the Available Shares, an independent appraiser mutually selected by the Transferring Shareholder and the Company shall establish the fair market value of the Available Shares. If the Transferring Shareholder and the Company cannot mutually agree upon an independent appraiser, each shall select an independent appraiser and the two independent appraisers so selected shall select a third independent appraiser. The three independent appraisers shall convene as soon as practicable to establish the fair market value of the Available Shares. The decision of a majority of the three independent appraisers with respect to the fair market value of the Available Shares shall be final and binding on the Transferring Shareholder and the Company. Each of the Transferring Shareholder and the Company shall pay half of the costs of the independent appraiser(s) selected pursuant to this Section 2.04.

         2.05 EXCEPTIONS TO TRANSFER RESTRICTIONS. Notwithstanding anything to the contrary contained in Article II hereof, (a) a Transfer, whether inter vivos or testamentary, of Shares by a member of Carol's Family exclusively to one or more other members of Carol's Family or by a member of Fran's Family exclusively to one or more other members of Fran's Family and (b) a Transfer of Shares included in a registration statement of the Company pursuant to its initial public offering, shall not be subject to the provisions of Sections 2.01, 2.02 or 2.04 so long as, in the case of subparagraph (a) above, the acquiring Family member agrees to be a party to this Agreement at or prior to the effective date of the Transfer.

         2.06 TRANSFERS BY THE COMPANY TO CAROL'S FAMILY -- RIGHTS OF FRAN'S FAMILY. Prior to the Expiration Date, the Company shall not Transfer any Shares to Carol's Family at less than the fair market value of the Shares, as determined in good faith by the Board of Directors of the Company; provided, however, that this Section 2.06 shall not prohibit the Company from making a pro rata distribution of Shares to the then holders of the Company's issued and outstanding Shares, including to those members of Carol's

Family who then hold Shares. Prior to the Expiration Date, if the Company intends to make a Transfer of Shares to any member of Carol's Family (other than pursuant to a pro rata distribution described in the foregoing proviso), the Company shall give written notice to Fran's Family of such intention at least 30 days prior to the anticipated closing date of the proposed Transfer and shall offer to sell to Fran's Family a Pro Rata number of Shares at the same per Share price and on the same terms (the "Protective Offer"). If Fran's Family wishes to accept the Protective Offer, they must do so in a writing received by the Company within 15 business days after their receipt of the Protective Offer from the Company, and such acceptance shall be unconditional and shall specify the total number of Shares (up to the Pro Rata number) that Fran's Family will purchase pursuant to the Protective Offer. If Fran's Family does not accept the Protective Offer or complete the purchase as provided above, their rights under this Section 2.06 shall terminate with respect to such Protective Offer.

         2.07 ALLOCATION OF RIGHTS OF FRAN'S FAMILY. Fran may allocate to one or more members of her Family, as she sees fit, any of the rights of Fran's Family pursuant to the Offer to Participate, Offer to Sell or the Protective Offer.

         2.08 SHAREHOLDER GUARANTEE. Notwithstanding anything to the contrary contained in Section 2.01 hereof, a term of the Transfer of Available Shares may be the release or reduction of Shareholder Guarantees by the Transferring Shareholder. In such event, a purchaser of the Available Shares pursuant to
Section 2.02 or 2.04 hereof shall similarly be required to cause the release or reduction of Shareholder Guarantees.

         2.09 CERTAIN DEFINITIONS. The terms "Pro Rata," "Expiration Date" and "Shareholder Guarantee" and the family-related terms shall have the meanings set forth below:

                  "Carol" means Carol Clark.

                  "Carol's Family" means Carol and her Family.

                  "Fran" means Fran Papalios.

                  "Fran's Family" means Fran and her Family.

                  "Family" means, with respect to Carol or Fran, as the case may be, any one or more of the following persons if, and only if, such persons have agreed to be parties to this Agreement: (a) her husband on the date of this Agreement and any person who subsequently becomes her husband, (b) her lineal descendants, parents and siblings and (c) one or more trusts, the sole beneficiaries or owners of which are members of her Family.

                  "Expiration Date" means the later of the two dates specified in (a) and (b) below: (a) the date of payment in full of the Company's promissory note to Fran dated May 10, 1996 in the original principal amount of $250,000 and the consideration payable to Fran for the first 30 months of the Restricted Period under the Noncompetition Agreement dated May 10, 1996 between the Company and Fran (the "Obligations to Fran"); and (b) the date which is the earlier of April 1, 2001 and the closing date of an initial public offering by the Company in which it receives gross proceeds of not less than $10.0 million before payment of expenses.

                  "Pro Rata" means that, of the total number of Shares proposed to be sold by Carol's Family (in the case of Section 2.02(c) hereof) or to be purchased by Carol's Family (in the case of Section 2.06 hereof), Fran's Family will be entitled to sell or purchase, as the case may be, that portion of such Shares which is equal to a fraction, the numerator of which is the number of Shares owned by Fran's Family and the denominator of which is the sum of the Shares owned by Fran's Family and the number of Shares owned by Carol's Family, all as determined immediately prior to such sale or purchase transaction. In such cases, all allocations of Shares among the members of Fran's Family shall be determined by Fran if she is living and willing to do so; otherwise the same shall be determined by the holders of a majority of the Shares then owned by Fran's Family.

                  "Shareholder Guarantee" means any debt or other obligations of the Company which any member of Carol's Family or Fran's Family has personally assumed or guaranteed.

         2.10 PURPOSES OF RESTRICTIONS. The Company and each Shareholder acknowledge and agree that the restrictions on Transfers of Shares imposed by this Agreement are imposed to accomplish legitimate purposes of the Company and the Shareholders, and that such restrictions are not more restrictive than necessary to accomplish those purposes.

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

         3.01 FRAN'S OBSERVER RIGHTS. Prior to the Expiration Date, so long as the aggregate number of Shares then owned by Fran's Family constitutes 5% or more of the then issued and outstanding Shares of the Company, Fran shall have observer rights, which observer rights shall consist of the right to receive copies of all notices, minutes, consents and other materials that the Company provides to members of its Board of Directors at the same time that the Company provides such information to members of its Board of Directors, the right to receive notice of, attend and observe all meetings of the Board of Directors of the Company and the right to receive, promptly after adoption, a copy of all written actions of all of the directors of the Company without a meeting.

         3.02 LIFE INSURANCE. The Company may, but shall not be required to, purchase and maintain policies of life insurance on the life of any Shareholder. Each Shareholder shall provide his or her full cooperation to enable the Company to purchase or maintain any such policies of insurance on the life of such Shareholder, including, without limitation, sitting for such medical exam as may be required.

         3.03 CREATION OF CAPITAL SURPLUS. If (a) the Company is prohibited from purchasing Shares which it may be permitted to do pursuant to the provisions of this Agreement or from making distributions to the owners of the Shares because, at the time of any such purchase or distribution, the Company does not have sufficient available surplus to effect such purchase or distribution and (b) at the time of any such purchase or distribution, the tangible or intangible assets of the Company have a fair value to the Company in excess of the amount at which they are carried on the Company's books, the Company, through its directors, shall write up to fair value any or all of the tangible bit intangible assets of the Company (and thereby create or add to the Company's capital surplus) in order to make permissible or lawful any such purchase or distribution.

         3.04 LEGEND. The Company and each Shareholder acknowledge and agree that a legend, in substantially the following form or another appropriate form, shall be placed on all certificates evidencing Shares which are subject to this
Agreement:

                  THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO A CERTAIN SHAREHOLDERS AGREEMENT TO WHICH THE COMPANY IS A PARTY RESTRICTING THE SALE, ASSIGNMENT, CONVEYANCE, GIFT, PLEDGE, HYPOTHECATION, DISPOSITION OR OTHER TRANSFER OF THE SHARES AND IMPOSING CERTAIN OTHER REQUIREMENTS ON THE HOLDER OF THE SHARES. THE COMPANY WILL MAIL A COPY OF THE SHAREHOLDERS AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, WITHIN FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR.

         3.05 EFFECT OF VIOLATION. Any attempted or purported Transfer, and any attempted or purported acquisition of Shares, in violation of Article I or II shall be null and void AB INITIO and a fraud upon the Company and the other Shareholders. Any such attempted or purported Transfer or acquisition may be enjoined in any court of competent jurisdiction by the Company or by any Shareholder. The Shareholder making the attempted or purported Transfer, notwithstanding any agreement or understanding with any such attempted or purported transferee, shall retain the right to vote the Shares and to receive dividends and liquidation proceeds from the Company, shall continue to be a shareholder of the Company for state and federal tax purposes.

         3.06 MONTHLY FINANCIAL STATEMENTS. Until the Obligations to Fran have been repaid in full, the Company shall deliver its monthly financial statements (balance sheet, income statement, cash flow statement) to Fran at the same time that it delivers such financial statements to the President of the Company.

         3.07 CAROL'S SALARY AND BONUS. Carol's salary and bonus shall be determined pursuant to the terms of the employment agreement between Carol and the Company dated September 15, 1998.

         3.08 LOAN REPAYMENTS. On May 10, 1996, Carol borrowed from Huntington National Bank (the "Bank") $800,000 (such loan, together with the subsequent refinancing thereof by Firstar, N.A. and any other refinancing, are hereinafter called the "Bank Loan") and borrowed from Unlimited Mortgage Services, Inc. $200,000 (the "Mortgage Loan") (the Bank Loan and the Mortgage Loan are together hereinafter called the "Financing") and Carol loaned $1,000,000 to the Company to enable the Company to purchase the Shares from Fran. The Company shall not make any payment on its loan from Carol unless Carol shall make an equivalent and contemporaneous payment on the Financing. In addition, Carol shall not make any optional prepayments on the Financing unless the Company shall make proportionate and contemporaneous prepayments on the Note; PROVIDED, HOWEVER, that the following payments shall not be considered to be optional prepayments on the Financing: (a) any payments required by the terms of the Bank Loan or required as a condition to any refinancing of the Bank Loan; and (b) any payments on the Mortgage Loan in amounts not greater than are necessary to amortize the principal sum of the Mortgage Loan on the same amortization schedule (excluding maturity date or balloon payments) provided for the Bank Loan. Notwithstanding anything to the contrary in this Section 3.08, in the event that the provisions of that certain Subordination Agreement and Assignment, dated May 10, 1996, between the Company and Fran shall conflict with the provisions of this Section 3.08, the provisions of the Subordination Agreement and Assignment shall prevail and control.

         3.09 AMENDMENT AND TERMINATION. This Agreement may be amended only by a written agreement signed by all of the parties hereto. Unless sooner terminated by an amendment in writing signed by all of the parties hereto, this Agreement shall terminate on the later of the Expiration Date or the closing date of an initial public offering by the Company.

         3.10 PRONOUNS; GENDER. All pronouns and any variations thereof used in this Agreement to refer to any person or persons shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons may require.

         3.11 OTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

         3.12 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by complete and legible facsimile transmission or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses and facsimile numbers (or at such other address or number for a party as shall be specified by like notice, provided that notice of a change of address or number shall be effective only upon receipt thereof):

                           (a)      if to Fran or Fran's Family:
                                    Fran Papalios
                                    4170 Waddington Road
                                    Columbus, Ohio 43220
                                    Facsimile No.:  (614) 459-0049

                                    with a copy to:
                                    Daniel M. Maher, Esq.
                                    Squire, Sanders & Dempsey L.L.P.
                                    1300 Huntington Center
                                    41 South High Street
                                    Columbus, Ohio 43215
                                    Facsimile No.:  (614) 365-2499

                           (b) if to Carol, Carol's Family or the Company, to: DPEC, Inc.
                                    Building 3
                                    851 West Third Street
                                    Columbus, Ohio 43212
                                    Facsimile No.:  (614) 457-1105
                                    Attention:  Carol Clark

                                    with a copy to:
                                    Michael A. Cline, Esq.
                                    Vorys, Sater, Seymour and Pease LLP
                                    52 East Gay Street
                                    Columbus, Ohio 43215
                                    Facsimile No.:  (614) 464-6350

                           (c) if to another party, to the address or facsimile number of such party as specified in a notice by such party to the other parties.

         3.13 SUCCESSORS AND ASSIGNS. This Agreement and the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors, personal representatives and permitted assigns.

         3.14 GOVERNING LAW. This Agreement shall be governed by the laws of the State of Ohio (regardless of the laws that might otherwise govern under applicable Ohio principles of conflicts of law) as to all matters.

         3.15 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         3.16 INTERPRETATION. The captions contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

         3.17 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto in respect to the transactions contemplated by this Agreement. This Agreement supersedes, replaces and terminates all prior agreements and understandings among the parties with respect to the subject matter of this Agreement, including, without limitation, the Third Amended and Restated Shareholders Agreement dated September 15, 1998.

         3.18 SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement in any particular respect shall not affect the validity and enforceability of any other provision of this Agreement or the same provision in any other respect.

         IN WITNESS WHEREOF, each of the parties has executed, or caused its duly authorized officer to execute, this Agreement effective as of the date first above written.

                                   DPEC, INC.



                                    By:      /s/ Carol A. Clark
                                          ----------------------------------
                                          Carol A. Clark, President

                                 SIGNATURE PAGE

                                       TO

                           FOURTH AMENDED AND RESTATED

                             SHAREHOLDERS AGREEMENT


         The undersigned hereby agrees to the terms of the DPEC, INC. Fourth Amended and Restated Shareholders Agreement dated as of August 27, 1999.

         BY SIGNING THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY AGREES TO BECOME A PARTY TO THE FOURTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT DESCRIBED ABOVE.



Date:         8/27/99                           Carol A. Clark
      ------------------------              -----------------------------------
                                            NAME OF SHAREHOLDER



                                            /s/ Carol A. Clark
                                            -----------------------------------
                                            Signature



                                            -----------------------------------
                                            Title (if applicable)



                                            -----------------------------------
                                            Street Address



                                            -----------------------------------
                                            City           State          Zip

                                 SIGNATURE PAGE

                                       TO

                           FOURTH AMENDED AND RESTATED

                             SHAREHOLDERS AGREEMENT


         The undersigned hereby agrees to the terms of the DPEC, INC. Fourth Amended and Restated Shareholders Agreement dated as of August 27, 1999.

         BY SIGNING THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY AGREES TO BECOME A PARTY TO THE FOURTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT DESCRIBED ABOVE.



Date:        8/27/99                        Frances Papalios Trust
      ------------------------              -----------------------------------
                                            NAME OF SHAREHOLDER



                                            /s/ Fran Papalios
                                            -----------------------------------
                                            Signature



                                            Grantor and Trustee
                                            -----------------------------------
                                            Title (if applicable)



                                            4170 Waddington Road
                                            -----------------------------------
                                            Street Address



                                            Columbus, Ohio  43220
                                            -----------------------------------
                                            City             State         Zip

                                 SIGNATURE PAGE

                                       TO

                           FOURTH AMENDED AND RESTATED

                             SHAREHOLDERS AGREEMENT


         The undersigned hereby agrees to the terms of the DPEC, INC. Fourth Amended and Restated Shareholders Agreement dated as of August 27, 1999.

         BY SIGNING THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY AGREES TO BECOME A PARTY TO THE FOURTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT DESCRIBED ABOVE.



Date:        8/27/99                        Fran Papalios
      ------------------------              -----------------------------------
                                            NAME OF SHAREHOLDER



                                             /s/ Fran Papalios
                                            -----------------------------------
                                             Signature



                                             N/A
                                            -----------------------------------
                                             Title (if applicable)



                                             4170 Waddington Road
                                            -----------------------------------
                                             Street Address



                                             Columbus, Ohio  43220
                                            -----------------------------------
                                             City            State         Zip


                                      -10-